Summary Prospectus July 25, 2025, as supplemented December 1, 2025
Voya VACS Series EME Fund

Ticker: VVIFX
Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. For free paper or electronic copies of the Prospectus and other fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The fund's Prospectus and Statement of Additional Information, each dated July 25, 2025, as supplemented, and the audited financial statements that are included in the fund’s shareholder report dated October 31, 2024 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Management Fees	%	0.00
Distribution and/or Shareholder Services (12b-1) Fees	%	None
Other Expenses	%	0.18
Total Annual Fund Operating Expenses	%	0.18
Waivers, Reimbursements and Recoupments [1]	%	(0.02)
Total Annual Fund Operating Expenses after Waivers, Reimbursements and Recoupments	%	0.16
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Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.15% through March 1, 2027. The expense limitation does not extend to interest, taxes, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of business, expenses of any counsel or other persons or services retained by the Fund’s Board of Trustees (the “Board”) who are not “interested persons,” as that term is defined in the 1940 Act, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of this obligation requires approval by the Fund’s Board.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Yr	3 Yrs	5 Yrs	10 Yrs
$16	56	99	228
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.

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During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers in emerging markets. For purposes of this 80% policy, emerging markets means most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe. For purposes of this 80% policy, equity securities include, without limitation, common stock, preferred stock, convertible securities, depositary receipts, participatory notes and other structured notes, real estate-related securities (including real estate investment trusts (“REITs”)), trust or partnership interests, rights and warrants to buy common stock, privately placed securities, and initial public offerings (“IPOs”).
An emerging market issuer is one (i) that is organized under the laws of, or has a principal place of business in, an emerging market; (ii) for which the principal securities market is in an emerging market; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (iv) at least 50% of the assets of which are located in an emerging market. The Fund may invest in companies of any market capitalization.
The Fund may invest in bonds rated below investment grade (sometimes referred to as “high-yield securities”, “high-yield bonds”, or “junk bonds”).
The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forward foreign currency exchange contracts as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund’s gains; and for the efficient management of cash flows.
The Fund may invest in securities denominated in U.S. dollars, other major reserve currencies, such as the euro, yen and pound sterling, and currencies of other countries in which it can invest. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Investment Adviser allocates the Fund’s assets to different sub-advisers. When selecting sub-advisers, the Investment Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy of a potential sub-adviser, its personnel, and its fit with other sub-advisers to the Fund. Among those, the Investment Adviser will typically consider the extent to which a potential sub-adviser takes into account environmental, social, and governance (“ESG”) factors as part of its investment process. ESG factors will be only one of many considerations in the Investment Adviser’s evaluation of any potential sub-adviser; the extent to which ESG factors will affect the Investment Adviser’s decision to retain a sub-adviser, if at all, will depend on the analysis and judgment of the Investment Adviser.
Nomura Investments Fund Advisers (“NIFA”), Sustainable Growth Advisers, LP (“SGA”), and Voya Investment Management Co. LLC (“Voya IM”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. In addition, Voya IM may sell securities to rebalance and reconstitute its investments in connection with such changes in the Index (as defined below).
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
NIFA
NIFA believes that, although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. NIFA seeks to take advantage of these divergences through a disciplined, fundamental, bottom-up approach. NIFA seeks to invest in companies with sustainable franchises when they are trading at a significant discount to NIFA’s conservative intrinsic value estimate. NIFA also prefers companies that have large market opportunities in which to deploy capital, ensuring that they grow faster than the overall economy.
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Fundamental bottom-up research is the core of the investment process. NIFA’s fundamental research process can be broken down into two main components: analyzing a company’s sustainability and assessing its intrinsic value. Sustainability analysis involves identification of a company’s source of competitive advantage and the ability of its management to maximize its return potential. Intrinsic value assessment is typically quantitatively driven by a number of valuation methods including discounted cash flow, replacement cost, private market transaction, and multiples analysis. This bottom-up approach considers current and historical macro drivers that impact a firm’s ability to generate returns over the long-term.
SGA
SGA is focused on identifying and owning the rare businesses which generate predictable, sustainable earnings and cash flow growth over time with lower variability. SGA’s objective is to translate earnings growth into portfolio returns. The companies in which SGA invests have unique characteristics that lead to a high degree of predictability, strong profitability, and well above average earnings and cash flow growth. These characteristics include pricing power, recurring revenues, and secular growth opportunity, as well as financial and management strength. SGA’s emerging markets growth strategy focuses solely on the companies they believe will also benefit in a sustained way from rising incomes and increasing consumption within developing economies.
Voya IM
To manage its portion of the Fund’s assets, Voya IM employs a “passive management” approach designed to track the performance of a custom index created by FTSE Russell for Voya IM, the FTSE Emerging Plus Korea Select Factor Index (the “Index”). The Index is designed to capture exposure to a broad set of five factors that contribute to emerging equity market performance. These five factors are Low Volatility, Momentum, Quality, Size, and Value. As a result of the five factor selection process, the Index may be focused in one or more sectors, which may change from time to time. As of June 30, 2025, a portion of the Index was focused in financial services and technology sectors.
Voya IM seeks to replicate the performance of the Index, meaning it generally will invest in all of the securities in the Index in weightings, consistent with that of the Index. The Fund’s portfolio may not always hold all of the same securities as the Index. Voya IM may also invest in ETFs, stock index futures, and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Fund’s cash position. Although Voya IM attempts to track, as closely as possible, the performance of the Index, the Fund’s portfolio does not always perform exactly like the Index. Unlike the Index, the Fund has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
China Investing Risks: The Chinese economy is generally considered an emerging and volatile market. Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. Political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, could have an adverse effect on the Chinese or Hong Kong economies and on related investments. In addition, U.S. or foreign government restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Fund’s investment strategies, such as by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times.
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Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance.
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Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk. In addition, because convertible securities react to changes in the value of the underlying stock, they are subject to market risk.
Credit: The Fund could lose money if the issuer or guarantor of a debt instrument in which the Fund invests, or the counterparty to a derivative contract the Fund entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Equity): A Sub-Adviser’s consideration of ESG factors in selecting investments for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. A Sub-Adviser’s assessment of ESG factors in respect of a company may rely on third-party data that might be incorrect or based on incomplete or inaccurate information. There is no minimum percentage of the Fund’s assets that will be invested in companies that a Sub-Adviser views favorably in light of ESG factors, and the Sub-Adviser may choose not to invest in companies that compare favorably to other companies on the basis of ESG factors. It is possible that the Fund will have less exposure to certain companies due to a Sub-Adviser’s assessment of ESG factors than other comparable mutual funds. There can be no assurance that an investment selected by a Sub-Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential investment, and such an investment may, in fact, underperform other potential investments.
Environmental, Social, and Governance (Multi-Manager): The Investment Adviser’s consideration of ESG factors in selecting sub-advisers for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Fund’s assets that will be allocated to sub-advisers that consider ESG factors as part of their investment processes, and the Investment Adviser may choose to select sub-advisers that do not consider ESG factors as part of their investment processes. It is possible that the Fund will have less exposure to ESG-focused strategies than other comparable mutual funds. There can be no assurance that a sub-adviser selected by the Investment Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential sub-adviser, and such a sub-adviser may, in fact, underperform other potential sub-advisers.
Focused Investing (Index): To the extent that the Fund’s benchmark or other index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Fund may allocate its investments to approximately the same extent as the index as part of its investment strategy. As a result, the Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Fund could underperform, or be more volatile than, a fund that has greater diversification.
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Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
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Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.
Foreign (Non-U.S.) Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign (non-U.S.) investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing: Prices of growth-oriented stocks are more sensitive to investor perceptions of the issuer’s growth potential and may fall quickly and significantly if investors suspect that actual growth may be less than expected. There is a risk that funds that invest in growth-oriented stocks may underperform other funds that invest more broadly. Growth-oriented stocks tend to be more volatile than value-oriented stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities: Lower-quality securities including securities that are or have fallen below investment grade (commonly referred to as “junk bonds”) have greater credit risk and liquidity risk than higher-quality (investment grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower-quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity risk and price volatility.
Index Strategy (Fund): The index selected may underperform the overall market. To the extent the Fund (or a portion of the Fund) seeks to track an index’s performance, the Fund will not use defensive positions or attempt to reduce its exposure to poor performing securities in the index. To the extent the Fund’s investments track its target index, the Fund may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Fund. The correlation between the Fund’s performance and index performance may be affected by the Fund’s expenses and the timing of purchases and redemptions of the Fund’s shares. In addition, the Fund’s actual holdings might not match the index and the Fund’s effective exposure to index securities at any given time may not precisely correlate.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Fund invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the
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past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. In the case of inverse debt instruments, the interest rate paid by the debt instruments is a floating rate, which generally will decrease when the market rate of interest to which the inverse debt instruments are indexed increases and will increase when the market rate of interest to which the inverse debt instruments are indexed decreases. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Fund’s operations and return potential.
Investment Model: A Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Fund. Funds that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Technical issues in the design, development, implementation, application, and maintenance of the models (e.g., stale, or inaccurate data, human error, programming or other software issues, coding errors, and technology failures) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's
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attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Preferred Stocks: Preferred stock generally has preference over common stock but is generally subordinate to debt instruments with respect to dividends and liquidation. Preferred stocks are subject to the risks associated with other types of equity securities, as well as greater credit or other risks than senior debt instruments. In addition, preferred stocks are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the
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Voya VACS Series EME Fund

manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund’s performance for the first full calendar year of operations, and the table compares the Fund's performance to the performance of a broad-based securities market index and an additional index  with investment characteristics similar to those of the Fund for the same period. In 2024, the Investment Adviser changed the Fund’s primary benchmark from the MSCI Emerging Markets IndexSM to the MSCI ACW ex-U.S.SM Index in accordance with changes to regulatory disclosure requirements. The Fund continues to use the MSCI Emerging Markets IndexSM as an additional benchmark that the Investment Adviser believes more closely reflects the Fund’s principal investment strategies. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's shares.
On July 14, 2023, SGA was added as an additional sub-adviser and Van Eck Associates Corporation (which served as a sub-adviser from the Fund’s inception to June 30, 2023) was removed as a sub-adviser, resulting in changes to the Fund’s principal investment strategies. The Fund’s performance information for the prior period reflects returns achieved by the different sub-adviser and pursuant to different principal investment strategies. If the Fund’s current sub-advisers and strategies had been in place for the prior period, the performance information shown would have been different.
Calendar Year Total Returns
(as of December 31 of each year)

Best quarter:	1st Quarter 2024	4.14%
Worst quarter:	4th Quarter 2024	-8.91%
Year-to-date total return:	June 30, 2025	21.47%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Voya VACS Series EME Fund	%	2.15	N/A	N/A	6.50	6/7/2023
After tax on distributions	%	0.77	N/A	N/A	5.11
After tax on distributions with sale	%	1.91	N/A	N/A	4.63
MSCI ACWI ex USA IndexSM[1]	%	5.53	N/A	N/A	8.03
MSCI Emerging Markets IndexSM[1]	%	7.50	N/A	N/A	8.23
1
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Summary Prospectus
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Voya VACS Series EME Fund

Portfolio Management

Investment Adviser
Voya Investments, LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/23)

Sub-Adviser
Nomura Investments Fund Advisers

Portfolio Manager
Liu-Er Chen, CFA Portfolio Manager (since 11/22)

Sub-Adviser
Sustainable Growth Advisers, LP

Portfolio Managers
HK Gupta Portfolio Manager (since 07/23)	Kishore Rao Portfolio Manager (since 07/23)
Alexandra Lee Portfolio Manager (since 03/25)

Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Mark Buccigross Portfolio Manager (since 02/25)	Kai Yee Wong Portfolio Manager (since 11/22)
Purchase and Sale of Fund Shares
Currently, shares of the Fund are available for purchase only by: (1) registered investment companies in the Voya family of funds with management fee structures intended to reflect their contemplated investment in underlying Voya funds that do not charge a fee for investment advisory services; (2) collective investment trusts or common investment trusts sponsored, managed or sub-advised by Voya affiliated entities; (3) investors through separate accounts managed or sub-advised by Voya affiliated entities; and (4) registered investment companies outside the Voya family of funds that are managed or sub-advised by a Voya affiliated entity with management fee structures intended to reflect their contemplated investment in underlying Voya funds that do not charge a fee for investment advisory services.
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at https://individuals.voya.com/product/mutual-fund/prospectuses-reports; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034; or by calling us at 1-800-992-0180.
There are no minimum requirements for initial investments or additional investments in the Fund.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus
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Voya VACS Series EME Fund

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FTSE Russell Index Data Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2025. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®” are trade marks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
Voya VACS Series EME Fund been developed solely by the Investment Adviser and its affiliates. The Fund is not in any way connected to or sponsored, endorsed, sold, or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. All rights in the FTSE Emerging Plus Korea Select Factor Index (The “Russell Index”) vest in the relevant LSE Group company which owns the Russell Index. FTSE used by any other LSE Group company under license. The Russell Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent, or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on, or any error in the Russell Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty, or representation either as to the results to be obtained from the Fund or the suitability of the Russell Index for the purpose to which it is being put by the Investment Adviser or its affiliates.

Summary Prospectus
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